Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT, dated as of August 2, 2017 (this “Agreement”), among Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189.658, having its registered office at 20, rue Eugène Ruppert, L-2453 Luxembourg (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), each Guarantor (as defined in the Amended Credit Agreement (as defined below)), the Term D Lenders (as defined in the Amended Credit Agreement (as defined below)) and GOLDMAN SACHS BANK USA, as Administrative Agent and as Collateral Agent.

PRELIMINARY STATEMENTS

WHEREAS, reference is made to that certain Credit Agreement, dated as of September 2, 2014 (as amended by the Incremental Amendment, dated as of January 16, 2015, Amendment No. 2 to Credit Agreement, dated as of June 23, 2016, Amendment No. 3 to Credit Agreement, dated as of January 19, 2017, and Amendment No. 4 to Credit Agreement, dated as of July 31, 2017, as in effect immediately prior to the initial funding of the Term D Loans, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Amended Credit Agreement), among the Borrower, Holdings, the Lenders from time to time party thereto, the Guarantors from time to time party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, pursuant to Section 2.15 of the Existing Credit Agreement, the Borrower has requested that the Existing Credit Agreement be amended so as to create a new class of Term Loans as Refinancing Term Loans in the form of Term D Loans having identical terms with and having the same rights and obligations under the Existing Credit Agreement and the other Loan Documents as the Term C Loans, except as such terms are amended hereby, in an aggregate principal amount of $2,265,625,000, the proceeds of which shall be used to prepay in full the Term C Loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of this Agreement;

WHEREAS, each existing Term C Lender that executes and delivers a lender addendum in the form attached hereto as Exhibit A (a “Lender Addendum (Cashless Roll)”) agrees to continue all of its outstanding Term C Loans as Term D Loans (such continued Term C Loans, collectively, the “Continued Term C Loans,” and such Lenders, collectively, the “Continuing Term C Lenders”) and in connection therewith will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement and (ii) agree to continue all of its Term C Loans (such Term C Loans, collectively, the “Existing Term C Loans”, and the Lenders of such Existing Term C Loans, collectively, the “Existing Term C Lenders”) outstanding on the Amendment No. 5 Effective Date (as defined below) as Term D Loans in a principal amount equal to the aggregate principal amount of such Existing Term C Loans so continued (or such lesser amount as notified to such Lender by Goldman Sachs Bank USA in its capacity as a Lead Arranger for the Term D Loans (“GS Bank”) prior to the Amendment No. 5 Effective Date);

WHEREAS, each Person (other than a Continuing Term C Lender in its capacity as such) that executes and delivers this Amendment as an Additional Term D Lender (as defined below) or a lender addendum in the form attached hereto as Exhibit B (a “Lender Addendum (Additional Term D Lender)” and, collectively with each Lender Addendum (Cashless Roll), the “Lender Addenda” and, each, a “Lender Addendum”) agrees to make Term D Loans (collectively, the “Additional Term D Lenders”) and in connection therewith will thereby (i) agree to the terms of this Amendment and the Amended Credit Agreement and (ii) commit to make Term D Loans to the Borrower on the Amendment No. 5 Effective Date (the “Additional Term D Loans”) in such amount (not in excess of any such commitment) as is determined by GS Bank and notified to such Additional Term D Lender;

WHEREAS, the proceeds of the Additional Term D Loans will be used by the Borrower to repay in full the aggregate outstanding principal amount of the Existing Term C Loans that are not continued as Term D Loans by Continuing Term C Lenders; and

WHEREAS, the Continuing Term C Lenders and the Additional Term D Lenders (collectively, the “Term D Lenders”) are severally willing to continue their Existing Term C Loans as Term D Loans and/or to make Additional Term D Loans (collectively, the “Term D Loans”), as the case may be, subject to the terms and conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.            Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, as of the Amendment No. 5 Effective Date, hereby amended as follows:

(a)       Amendments to Section 1.01:

(i)       The definition of “Applicable Rate” is hereby amended by (i) deleting “and” at the end of clause (d), (ii) replacing the period at the end of clause (e) with “; and” and (iii) adding the following as a new clause (f):

“(e)    with respect to Term D Loans, (i) for Eurocurrency Rate Loans, 2.75% and (y) for Base Rate Loans, 1.75%.”

(ii)      The definition of “Base Rate” is hereby amended by replacing the proviso in the first sentence with the following:

“provided that for the avoidance of doubt, the Eurocurrency Rate for any day shall be LIBOR, at approximately 11:00 a.m. (London time) two Business Days prior to such day for deposits in Dollars with a term of one month commencing on such day; it being understood that, for the avoidance of doubt, solely with respect to the Term Loans, the Base Rate shall be deemed to be not less than 1.00% per annum.”

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(iii)      The definition of “Eurocurrency Rate” is hereby amended by replacing the last proviso thereto with the following: “provided that solely with respect to the Term Loans, the Eurocurrency Rate shall be deemed to not be less than 0.00% per annum in all cases.”

(iv)     Clause (i) of the definition of “Maturity Date” is hereby amended and restated in its entirety to read as follows:

“(i) with respect to (A) the Initial Term Loans, the date that is seven years after the Closing Date and (B) any Term B Loans, Term C Loans or Term D Loans, September 2, 2021,”

(v)       The definition of “Term Borrowing” is hereby amended by inserting at the end thereof, the following new sentence:

“Following the Amendment No. 5 Effective Date, “Term Borrowing” shall include each Term D Borrowing.”

(vi)      The definition of “Refinancing Term Loans” is hereby amended by inserting at the end thereof, the following new sentence:

“Following the Amendment No. 5 Effective Date, “Refinancing Term Loans” shall include Term D Loans.”

(vii)    The definition of “Repricing Transactions” is hereby amended by replacing each instance of “Term C Loans” with “Term D Loans”.

(viii)   The following definitions are added where alphabetically appropriate to read as follows:

“Additional Term D Commitment” means, as to each Additional Term D Lender, its obligation to make an Additional Term D Loan to the Borrower on the Amendment No. 5 Effective Date in such amount allocated to it by GS Bank (as defined in Amendment No. 5) (but in no event greater than the amount set forth by such Additional Term D Lender in the Lender Addendum (Additional Term D Lender) (as defined in Amendment No. 5) executed and delivered by such Additional Term D Lender.

“Additional Term D Lender” means a Person with an Additional Term D Commitment to make Additional Term D Loans to the Borrower on the Amendment No. 5 Effective Date pursuant to Section 2.01(e)(ii).

“Additional Term D Loan” means a Term D Loan made to the Borrower on the Amendment No. 5 Effective Date by an Additional Term D Lender pursuant to Section 2.01(e)(ii).

“Amendment No. 5” means Amendment No. 5 to this Agreement dated as of the Amendment No. 5 Effective Date.

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“Amendment No. 5 Effective Date” means August 2, 2017, the date of effectiveness of Amendment No. 5.

“Continued Term C Lender” means a Term C Lender who has committed to continue its Term C Loans as Term D Loans on the Amendment No. 5 Effective Date pursuant to Section 2.01(e)(i).

“Continued Term C Loans” has the meaning set forth in Section 2.01(e)(i).

“Non-Continued Term C Loan” means each Term C Loan (or any portion thereof) that is not continued as a Term D Loans pursuant to Section 2.01(e)(i).

“Term D Borrowing” means a borrowing consisting of Term D Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term D Lenders pursuant to Section 2.01(e).

“Term D Lender” means the Continued Term C Lenders and the Additional Term D Lenders.

“Term D Loan” means Additional Term D Loans and Continued Term C Loans.

(b)       Amendment to Section 2.01. Section 2.01 is hereby amended by adding the following paragraph (e) to such section:

“(e) (i) Subject to the terms and conditions hereof and of Amendment No. 5, each Term C Lender that executes and delivers a Lender Addendum (Cashless Roll) (as defined in Amendment No. 5) severally agrees to continue all of its Term C Loans outstanding on the Amendment No. 5 Effective Date into a like principal amount of Term D Loans on the Amendment No. 5 Effective Date by cashless roll, as further described in such Lender’s Lender Addendum (Cashless Roll) (such continued Term C Loans, the “Continued Term C Loans”). All Term D Loans that constitute Continued Term C Loans will be of the Type and have the Interest Period (if applicable) specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Continued Term C Loans to, but not including, the Amendment No. 5 Effective Date shall be payable on the Amendment No. 5 Effective Date, but no amounts under Section 3.05 shall be payable in connection with such conversion.

(ii) Subject to the terms and conditions hereof and of Amendment No. 5, each Additional Term D Lender severally agrees to make loans denominated in Dollars in an aggregate amount not to exceed the amount of such Additional Term D Lender’s Additional Term D Commitment to the Borrower on the Amendment No. 5 Effective Date. The Borrower shall prepay in full the aggregate principal amount of the Non-Continued Term C Loans with the proceeds of the Additional Term D Loans concurrently with the receipt thereof. All Additional Term D Loans will be of the Type and have the Interest Period (if applicable) specified in the Committed Loan Notice delivered in connection therewith. All accrued and unpaid interest on the Non-Continued Term C Loans to, but not including, the Amendment No. 5 Effective Date shall be payable on the Amendment No. 5 Effective Date and the Borrower will make any payments required under Section 3.05 with respect to the Non-Continued Term C Loans in accordance therewith.”

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(c)        Amendment to Section 2.05(a). Section 2.05(a)(iv) is hereby amended by replacing (i) each instance of “prior to six months following the Amendment No. 3 Effective Date” used therein with “prior to six months following the Amendment No. 5 Effective Date” and (ii) each instance of “Term C Loans” with “Term D Loans”.

(d)       Amendment to Section 2.06(b). Section 2.06(b) is hereby amended by adding the following at the end thereof:

“The Additional Term D Commitment of each Additional Term D Lender shall be automatically and permanently reduced to $0 upon the funding of Additional Term D Loans on the Amendment No. 5 Effective Date.”

(e)        Amendment to Section 2.07(a). Section 2.07(a) is hereby amended and restated in its entirety as follows:

“(a)          Term Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders (i) on the last Business Day of each February, May, August and November, commencing with August 31, 2017, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term D Loans outstanding on the Amendment No. 5 Effective Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05, including, for the avoidance of doubt, any prepayments pursuant to Section 2.05(a) made prior to the Amendment No. 5 Effective Date) and (ii) on the Maturity Date for the Term D Loans, the aggregate principal amount of all Term D Loans outstanding on such date. In the event any Incremental Term Loans, Refinancing Term Loans or Extended Term Loans are made, such Incremental Term Loans, Refinancing Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment or Extension Amendment with respect thereto and on the applicable Maturity Date thereof.”

(f)        Amendment to Section 2.14(e)(i)(C). Section 2.14(e)(i)(C) is hereby amended by replacing each instance of “Term C Loans” with “Term D Loans”.

(g)       Amendment to Section 6.02(a). Section 6.02(a) is hereby amended by replacing the word “days” with the words “Business Days.”

(h)       Amendment to Section 7.10. Section 7.10 is hereby amended to add the following sentence:

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“The proceeds of the Term D Loans shall be used to refinance the Term C Loans.”

2.            Term D Loans.

(a)       The continuation of Continued Term C Loans may be implemented pursuant to other procedures specified by the Administrative Agent or GS Bank, including by repayment of Continued Term C Loans of a Continuing Term C Lender followed by a subsequent assignment to it of Term D Loans in the same amount.

(b)       For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Administrative Agent, any Lender with Existing Term C Loans that are prepaid as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such Lender’s Existing Term C Loans so replaced, at par, and pay all accrued interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent, GS Bank or the Loan Parties shall be required in connection therewith.

3.            Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower and Holdings (on behalf of itself and each other Loan Party) represent and warrant to each of the Lenders (including the Additional Term D Lenders), the Administrative Agent and the Collateral Agent that, after giving effect to this Agreement:

(a)       The execution, delivery and performance by the Borrower and Holdings of this Agreement, and the consummation of the transactions contemplated herein and therein, are within the Borrower’s and Holdings’ corporate or other powers, (i) have been duly authorized by all necessary corporate or other organizational action and (ii) do not (A) contravene the terms of any of its Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Amended Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which the Borrower or Holdings is a party or affecting the Borrower or Holdings or their properties or any of their Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or Holdings or their property is subject, or (C) violate any applicable Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(B)(x), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b)       No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or Holdings of this Agreement, or for the consummation of the transactions contemplated hereby and thereby, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

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(c)       This Agreement has been duly executed and delivered by the Borrower and Holdings. This Agreement constitutes a legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against such applicable party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

4.            Conditions Precedent. This Agreement and the amendments set forth in Section 1 of this Agreement shall become effective on the first date (the “Amendment No. 5 Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied (or waived):

(a)       The Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, Holdings, the Administrative Agent, the Collateral Agent and each Term D Lender (whether pursuant to the execution and delivery of a Addendum or counterparts of this Agreement). The Addenda shall have been duly executed by each Existing Term C Lender or Additional Term D Lender, as applicable, such that upon such execution by all such Lenders, the aggregate principal amount of the Continued Term C Loans and the Additional Term D Loans is equal to $2,265,625,000.

(b)       The Administrative Agent (or its counsel) shall have received a certificate of the Borrower and Holdings dated as of the Amendment No. 5 Effective Date signed by a Responsible Officer of the Borrower and Holdings, respectively, certifying (i) that the Organization Documents, including amendments thereto, of the Borrower and Holdings, as applicable, either (x) have not been amended since the Amendment No. 4 Effective Date or (y) are attached as an exhibit to such certificate, (ii) (x) copies of resolutions of its Board of Directors (or similar governing body) of the Borrower and Holdings, as applicable, approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or (y) to the extent the resolutions delivered on the Closing Date approve such matters, that the resolutions delivered on the Closing Date authorize the transactions contemplated hereby, remain in full force and effect and have not been amended or otherwise modified since the adoption thereof, (iii) (x) as to the incumbency and specimen signature of each officer executing this Agreement or any other document delivered in connection herewith on behalf of such Loan Party or (y) a certification that the incumbency and specimen signature of each officer of each Loan Party delivered to the Administrative Agent as of the Amendment 4 Effective Date has not been amended since such date and (iv) as to the matters set forth in Section 3(f) and (g) below.

(c)       The Borrower shall have paid to GS Bank and and to each of Goldman Sachs Bank USA, Bank of America Merrill Lynch International Limited, Morgan Stanley Senior Funding, Inc., UBS Securities LLC and Citigroup Global Markets Limited, each as Lead Arranger in connection with this Agreement, all fees and expenses due to be paid on the Amendment No. 5 Effective Date.

(d)       The Borrower shall have paid to the Administrative Agent, for the account of each Term Lender holding Term C Loans immediately prior to the effectiveness of this Agreement, all accrued but unpaid interest on such Term Lender’s Term C Loans in accordance with Section 2.01(d) of the Amended Credit Agreement.

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(e)       The Administrative Agent shall have received a Committed Loan Notice of Term D Loans.

(f)        The representations and warranties set forth in Article V of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof (both before and after giving effect to the transactions contemplated by this Amendment) with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(g)       No Default or Event of Default shall exist on the date hereof before or after giving effect to the Refinancing Term Loans and the use of proceeds thereof.

5.            Ratification and Acknowledgements. By signing this Agreement, each of the Borrower and Holdings, on behalf of itself and each other Loan Party, hereby confirms that (i) the obligations of the Loan Parties under the Existing Credit Agreement as modified hereby (including with respect to the Term D Loans) and the other Loan Documents (x) are entitled to the benefits of the guaranties and the security interests set forth or created in the Collateral Documents and the other Loan Documents and (y) constitute Obligations for purposes of the Amended Credit Agreement, the Guaranty, the Security Agreement and all other Collateral Documents, (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty, the Security Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (iii) each Additional Term D Lender shall be a “Secured Party” and a “Lender” for all purposes of the Amended Credit Agreement, the Guaranty, the Security Agreement and the other Loan Documents. Each of the Borrower and Holdings, on behalf of itself and each other Loan Party, ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by any Loan Party pursuant to any Loan Document remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.

6.            Liens Unimpaired. Each Loan Party represents, warrants and agrees that after giving effect to this Agreement, neither the modification of the Existing Credit Agreement effected pursuant to this Agreement nor the execution, delivery, performance or effectiveness of this Agreement:

(a)       impairs the validity or effectiveness of any guaranty granted pursuant to any Loan Document, and such guaranties continue unimpaired to guarantee repayment of all Obligations (including with respect to the Term D Loans), whether heretofore or hereafter incurred;

(b)       impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including with respect to the Term D Loans), whether heretofore or hereafter incurred; or

(c)       requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

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7.            Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with the Amended Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.            Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

9.            Governing Law, Etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 10.14, 10.15(b) and 10.16 of the AMENDED Credit Agreement are hereby incorporated by reference, mutatis mutandis.

10.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GOLDMAN SACHS BANK USA, as Administrative Agent and Collateral Agent

By:	/s/ Elizabeth Fischer
Name: Elizabeth Fischer
Title: Authorized Signatory

[Amendment No. 5 Signature Page]

Travelport Finance (Luxembourg) S.à r.l., as Borrower

By:	/s/ John Sutherland
Name: John Sutherland
Title: Manager and Authorized Signatory

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Manager and Authorized Signatory

TRAVELPORT LIMITED, as Holdings

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

[Amendment No. 5 Signature Page]

GALILEO ASIA, LLC
GALILEO LATIN AMERICA, LLC
TRAVEL INDUSTRIES, INC.
TRAVELPORT INTERNATIONAL SERVICES, INC.
TRAVELPORT HOLDINGS, LLC
TRAVELPORT INC.
TRAVELPORT NORTH AMERICA, INC.
WORLDSPAN LLC
WORLDSPAN VIATOR HOLDINGS, LLC
WS FINANCING CORP.
WORLDSPAN OPENTABLE HOLDINGS, LLC
WORLDSPAN S.A. HOLDINGS II, L.L.C.
WORLDSPAN SOUTH AMERICAN HOLDINGS LLC
WORLDSPAN XOL LLC
TRAVELPORT OPERATIONS, INC.
WORLDSPAN DIGITAL HOLDINGS, LLC
WORLDSPAN STOREMAKER HOLDINGS, LLC
WORLDSPAN TECHNOLOGIES INC.
WORLDSPAN IJET HOLDINGS, LLC

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

TRAVELPORT FUNDING (LUXEMBOURG) S.À R.L.

By:	/s/ John Sutherland
Name: John Sutherland
Title: Manager and Authorized Signatory

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Manager and Authorized Signatory

[Amendment No. 5 Signature Page]

TRAVELPORT INVESTOR (LUXEMBOURG) PARTNERSHIP S.E.C.S.
TRAVELPORT GLOBAL LIMITED TRAVELPORT OPERATIONS LIMITED
TRAVELPORT TRAVEL COMMERCE PLATFORM LIMITED
TRAVEL GROUP INVESTMENTS LIMITED TRAVELPORT INTERNATIONAL MANAGEMENT LIMITED
TRAVELPORT INTERNATIONAL OPERATIONS LIMITED
TRAVELPORT HOLDINGS (UK) LIMITED TRAVELPORT FINANCE LIMITED TRAVELPORT SERVICES LIMITED
TRAVELPORT INTERNATIONAL LIMITED TRAVELPORT PAYMENT SOLUTIONS LIMITED

By:	/s/ Timothy Hampton
Name: Timothy Hampton
Title: Director

TRAVELPORT, LP
BY: TRAVELPORT HOLDINGS, LLC, its general partner

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

TRAVELPORT LLC
GALILEO INTERNATIONAL TECHNOLOGY, LLC

By:	/s/ Rochelle Boas
Name: Rochelle Boas
Title: Authorized Person

[Amendment No. 5 Signature Page]

Required Lenders Signature Pages on File with Agent

[Amendment No. 5 Signature Page]

EXHIBIT A

LENDER ADDENDUM (CASHLESS ROLL) TO THE

AMENDMENT NO. 5 TO

CREDIT AGREEMENT

DATED AS OF AUGUST 2, 2017

This Lender Addendum (Cashless Roll) (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment No. 5 to Credit Agreement, dated as of August 2, 2017 (the “Amendment”), by and among the Borrower, Holdings (each as defined below), the Lenders party thereto, the Administrative Agent and the Collateral Agent, to the Credit Agreement, dated as of September 2, 2014 (as amended by the Incremental Amendment, dated as of January 16, 2015, Amendment No. 2 to Credit Agreement, dated as of June 23, 2016, Amendment No. 3 to Credit Agreement, dated as of January 19, 2017, and Amendment No. 4 to Credit Agreement, dated as of July 31, 2017), by and between Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189.658, having its registered office at 20, rue Eugène Ruppert, L-2453 Luxembourg (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), the other Guarantors party thereto, GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and L/C Issuer and the other lenders party thereto (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to the Amendment, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such term in the Credit Agreement or the Amendment.

By its signature below, the undersigned hereby:

(a)        consents and agrees to the amendment of the Existing Credit Agreement as described in the Amendment;

(b)       acknowledges that it has received a copy of the Amendment together with all exhibits, schedules and annexes thereto and such other documents and information as it has deemed appropriate to make its own decision to enter into the Amendment and provide the consent set forth above;

(c)       authorizes the Administrative Agent, pursuant to authority granted to the Administrative Agent under the Existing Credit Agreement, to execute the Amendment on its behalf as if it were a party thereto;

(d)       represents that it is a Term Lender under the Existing Credit Agreement; and

(e)       agrees on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement, to continue its Existing Term C Loans as Term D Loans pursuant to a cashless roll on the Amendment No. 5 Effective Date in the amount equal to the aggregate principal amount of such Existing Term C Loans so continued.

[Signature Page Follows]

Name of Institution:

Executing as a Continuing Term C Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Lender Addendum]

LENDER ADDENDUM (ADDITIONAL TERM LENDER)

TO THE AMENDMENT NO. 5 TO

CREDIT AGREEMENT

DATED AS OF AUGUST 2, 2017

This Lender Addendum (Additional Term Lender) (this “Lender Addendum”) is referred to in, and is a signature page to, the Amendment No. 5 to Credit Agreement, dated as of August 2, 2017 (the “Amendment”), by and among the Borrower, Holdings (each as defined below), the Lenders party thereto, the Administrative Agent and the Collateral Agent, to the Credit Agreement, dated as of September 2, 2014 (as amended by the Incremental Amendment, dated as of January 16, 2015, Amendment No. 2 to Credit Agreement, dated as of June 23, 2016, Amendment No. 3 to Credit Agreement, dated as of January 19, 2017, and Amendment No. 4 to Credit Agreement, dated as of July 31, 2017), by and between Travelport Finance (Luxembourg) S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 189.658, having its registered office at 20, rue Eugène Ruppert, L-2453 Luxembourg (the “Borrower”), TRAVELPORT LIMITED, a company incorporated under the laws of Bermuda (“Holdings”), the other Guarantors party thereto, GOLDMAN SACHS BANK USA, as Administrative Agent, Collateral Agent and L/C Issuer and the other lenders party thereto (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including pursuant to the Amendment, the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the meaning given to such term in the Credit Agreement or the Amendment.

By executing this Lender Addendum as an Additional Term D Lender, the undersigned institution agrees (A) and consents to the amendment of the Existing Credit Agreement as described in the Amendment, (B) on the terms and subject to the conditions set forth in the Amendment and the Amended Credit Agreement (i) to have 100% of such Additional Term D Lender’s Existing Term C Loans, if any, prepaid on the Amendment No. 5 Effective Date and (ii) to purchase Term D Loans by assignment from Term D Lenders identified by GS Bank, on or after the Amendment No. 5 Effective Date, in the amount of such Additional Term D Lender’s Additional Term D Commitment and (C) that on the Amendment No. 5 Effective Date it is subject to, and bound by, the terms and conditions of the Amended Credit Agreement and other Loan Documents as a Lender thereunder.

[Signature Page Follows]

Name of Institution:
Additional Term D Commitment:

Executing as an Additional Term D Lender:

By:
Name:
Title:

For any institution requiring a second signature line:

By:
Name:
Title:

[Signature Page to Lender Addendum]